EXHIBIT 99.3

To 8-K dated January 23, 2006

Seacoast Banking Corporation of Florida

Fourth Quarter 2005 Financial Highlights

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits and timing of the merger between Seacoast and Big Lake, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to Seacoast’s and Big Lake’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “point to,” “project,” “could,” “intend” or other similar words and expressions of the future.  These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.  The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of Seacoast and Big Lake will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; the potential failure of Big Lake’s shareholders to approve the merger; increased competitive pressures and solicitations of Big Lake’s customers by competitors; as well as the difficulties and risks inherent with entering the Central Florida market.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2004 under “Special Cautionary Notice Regarding Forward-Looking Statements,” and otherwise in our SEC reports and filings.  Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Other Important Information About this Press Release

Big Lake’s shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information about Seacoast, Big Lake and the proposed transaction.  Big Lake’s shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Seacoast and Big Lake, without charge, at the SEC’s Internet website at http://www.sec.gov.  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference into, or otherwise referred to in, the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994, Attention: Office of the Secretary, or to Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, Florida 34974, Attention:  President.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, shares of Seacoast’s common stock, or the solicitation of any proxies from Big Lake’s shareholders.

Total Revenues Increase

(Dollars in thousands)	4Q-2005	4Q-2004	Growth	% Growth
Net Interest Income	$ 20,062	$ 14,158	$ 5,904	41.7%
Noninterest Income	5,089	4,458	631	14.2
Total Revenues	$ 25,151	$ 18,616	$ 6,535	35.1%

*

Excludes provision for loan losses, interest rate swap profits and losses, and securities gains and losses; calculated on a fully taxable equivalent basis using amortized cost

Overhead Ratio

	1Q-2004	2Q-2004	3Q-2004	4Q-2004
Overhead Ratio*	66.7%	65.1%	65.6%	65.0%

	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Overhead Ratio*	65.4%	63.1%	63.2%	62.6%

*  Excludes security gains (losses) and interest rate swap profits (losses)

Loan Growth Remains Strong at a 31.5% Growth Rate Year-Over-Year, Excluding Acquisition of $107 Million in Loans

(Dollars in thousands)	4Q-2004	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Loan Outstandings	$ 899,547	$ 978,095	$1,148,373	$1,217,919	$1,289,995

Commercial Lending Originations Remain Strong

(Dollars in thousands)	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Commercial Originations*	$ 108,827	$ 118,827	$ 124,777	$ 76,509

*  Includes Commercial Real Estate

Deposits Up 7.9% over Last Twelve Months, Excluding Acquisition of $304 Million in Deposits

(Dollars in thousands)	4Q-2004	4Q-2005
Total Deposits	$ 1,372,466	$ 1,784,219

Deposit Mix

	4Q-2004	4Q-2005
Demand	25%	27%
Core *	66	63
Time Deposits > $100,000	9	10
Total	100%	100%

*Includes Time Deposits < $100,000

Cost of Deposits

	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Fed Funds Rate	1.25%	1.75%	2.25%	2.75%	3.25%	3.75%	4.25%
Cost of Deposits	0.98%	1.02%	1.03%	1.09%	1.18%	1.32%	1.54%

Average Earning Asset Growth

Average loans represent 63% of earning assets at December 31, 2005, compared to 60% at December 31, 2004.

(Dollars in billions)	2Q-2004	3Q-2004	4Q-2004	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Average Earning Assets	$1.34	$1.35	$1.45	$1.59	$1.83	$1.89	$1.97

Prime Based Loans

(Dollars in thousands)	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Prime Based Loans	$233,000	$355,000	$390,000	$416,000

Total Floating Rate Assets

(Dollars in thousands)	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Ending Floating Rate Assets *	$439,000	$582,000	$617,000	$677,000

* Loans, Investments and Overnight Funds

	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Prime Rate	5.75%	6.25%	6.75%	7.25%

Net Interest Margin

	4Q-2004	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Net Interest Margin	3.88%	3.90%	3.91%	4.01%	4.04%

Net Interest Income

(Dollars in thousands)	4Q-2004	1Q-2005	2Q-2005	3Q-2005	4Q-2005
Net Interest Income	$14,158	$15,277	$17,867	$19,091	$20,062

*

Excludes provision for loan losses; calculated on a fully taxable equivalent basis using amortized cost

Service Area (Map)

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Seminole County

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Orange County

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Brevard County

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Indian River County

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St. Lucie County

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Martin County

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Palm Beach County

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Broward County (Fort Lauderdale)